UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 15, 2015

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EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2015, the Board of Directors of El Capitan Precious Metals, Inc. (the “Company”) adopted Amendment No. 1 to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) pursuant to which the number of shares of common stock issuable under the 2015 Plan was increased from 15,000,000 to 23,000,000. A copy of Amendment No. 1 to the 2015 Plan is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to El Capitan Precious Metals, Inc. 2015 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: December 18, 2015		Name: John F. Stapleton
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. to El Capitan Precious Metals, Inc. 2015 Equity Incentive Plan

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